-----------------------------
                                                   OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

                                                   Estimated average burden
                                                   hours per response: 19.4
                                                   -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number    811-099111
                                   -----------------------------------

                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


    5136 Dorsey Hall Drive           Ellicott City, Maryland           221042
--------------------------------------------------------------------------------
            (Address of principal executive offices)                 (Zip code)

                                 John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (410) 715-1145
                                                     ----------------------


Date of fiscal year end:          June 30, 2006
                          --------------------------------------------

Date of reporting period:         December 31, 2005
                          --------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.




                            [GRAPHIC OMITTED] HUSSMAN
                                               FUNDS

                            HUSSMAN INVESTMENT TRUST



                          HUSSMAN STRATEGIC GROWTH FUND


                                [GRAPHIC OMITTED]



                       HUSSMAN STRATEGIC TOTAL RETURN FUND


                                [GRAPHIC OMITTED]




                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 2005
                                   (UNAUDITED)

                            [GRAPHIC OMITTED] HUSSMAN
                                               FUNDS

                              STRATEGIC GROWTH FUND


    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell
                                  2000 Index(a)


                               [GRAPHIC OMITTED]


                                  Hussman Strategic Growth Fund -
                                  Equity investments and cash
Hussman Strategic Growth Fund     equivalents only (unhedged)(b)            S&P 500 Index             Russell 2000 Index
-----------------------------     --------------------------------        ------------------         --------------------
    7/24/2000    10,000                7/24/2000    10,000                 7/24/2000    10,000         7/24/2000    10,000
    7/31/2000    10,000                7/31/2000     9,997                 7/31/2000     9,773         7/31/2000     9,736
    8/31/2000    10,030                8/31/2000    10,545                 8/31/2000    10,380         8/31/2000    10,479
    9/30/2000    10,350                9/30/2000    10,226                 9/30/2000     9,832         9/30/2000    10,171
   10/31/2000    10,040               10/31/2000     9,639                10/31/2000     9,790        10/31/2000     9,717
   11/30/2000    10,840               11/30/2000     9,561                11/30/2000     9,018        11/30/2000     8,719
   12/31/2000    11,640               12/31/2000    10,486                12/31/2000     9,063        12/31/2000     9,468
    1/31/2001    11,270                1/31/2001    10,437                 1/31/2001     9,384         1/31/2001     9,961
    2/28/2001    12,030                2/28/2001    10,488                 2/28/2001     8,528         2/28/2001     9,307
    3/31/2001    12,430                3/31/2001    10,351                 3/31/2001     7,988         3/31/2001     8,852
    4/30/2001    12,190                4/30/2001    10,886                 4/30/2001     8,609         4/30/2001     9,545
    5/31/2001    12,340                5/31/2001    11,137                 5/31/2001     8,667         5/31/2001     9,779
    6/30/2001    12,200                6/30/2001    11,056                 6/30/2001     8,456         6/30/2001    10,117
    7/31/2001    12,470                7/31/2001    10,825                 7/31/2001     8,372         7/31/2001     9,569
    8/31/2001    12,770                8/31/2001    10,597                 8/31/2001     7,848         8/31/2001     9,260
    9/30/2001    12,640                9/30/2001     9,523                 9/30/2001     7,215         9/30/2001     8,014
   10/31/2001    12,767               10/31/2001     9,944                10/31/2001     7,352        10/31/2001     8,483
   11/30/2001    13,236               11/30/2001    11,015                11/30/2001     7,916        11/30/2001     9,139
   12/31/2001    13,348               12/31/2001    11,444                12/31/2001     7,985        12/31/2001     9,703
    1/31/2002    13,840                1/31/2002    11,713                 1/31/2002     7,869         1/31/2002     9,602
    2/28/2002    13,963                2/28/2002    11,568                 2/28/2002     7,717         2/28/2002     9,339
    3/31/2002    14,477                3/31/2002    12,637                 3/31/2002     8,007         3/31/2002    10,090
    4/30/2002    14,823                4/30/2002    12,629                 4/30/2002     7,522         4/30/2002    10,182
    5/31/2002    15,192                5/31/2002    12,529                 5/31/2002     7,466         5/31/2002     9,730
    6/30/2002    14,913                6/30/2002    11,567                 6/30/2002     6,935         6/30/2002     9,247
    7/31/2002    15,338                7/31/2002    10,544                 7/31/2002     6,394         7/31/2002     7,851
    8/31/2002    15,394                8/31/2002    10,510                 8/31/2002     6,436         8/31/2002     7,831
    9/30/2002    15,204                9/30/2002     9,644                 9/30/2002     5,737         9/30/2002     7,268
   10/31/2002    14,935               10/31/2002     9,997                10/31/2002     6,241        10/31/2002     7,501
   11/30/2002    14,775               11/30/2002    10,649                11/30/2002     6,609        11/30/2002     8,171
   12/31/2002    15,220               12/31/2002    10,296                12/31/2002     6,221        12/31/2002     7,716
    1/31/2003    15,148                1/31/2003     9,962                 1/31/2003     6,058         1/31/2003     7,502
    2/28/2003    14,931                2/28/2003     9,598                 2/28/2003     5,967         2/28/2003     7,276
    3/31/2003    14,919                3/31/2003     9,688                 3/31/2003     6,025         3/31/2003     7,369
    4/30/2003    15,184                4/30/2003    10,524                 4/30/2003     6,521         4/30/2003     8,068
    5/31/2003    16,338                5/31/2003    11,605                 5/31/2003     6,865         5/31/2003     8,934
    6/30/2003    16,590                6/30/2003    11,857                 6/30/2003     6,952         6/30/2003     9,095
    7/31/2003    17,119                7/31/2003    12,282                 7/31/2003     7,075         7/31/2003     9,665
    8/31/2003    17,528                8/31/2003    12,740                 8/31/2003     7,213         8/31/2003    10,108
    9/30/2003    17,155                9/30/2003    12,345                 9/30/2003     7,136         9/30/2003     9,921
   10/31/2003    17,756               10/31/2003    13,190                10/31/2003     7,540        10/31/2003    10,754
   11/30/2003    18,032               11/30/2003    13,573                11/30/2003     7,606        11/30/2003    11,136
   12/31/2003    18,429               12/31/2003    14,176                12/31/2003     8,005        12/31/2003    11,362
    1/31/2004    18,645                1/31/2004    14,624                 1/31/2004     8,152         1/31/2004    11,855
    2/29/2004    19,247                2/29/2004    15,119                 2/29/2004     8,265         2/29/2004    11,962
    3/31/2004    19,174                3/31/2004    14,979                 3/31/2004     8,140         3/31/2004    12,073
    4/30/2004    19,018                4/30/2004    14,542                 4/30/2004     8,013         4/30/2004    11,458
    5/31/2004    19,078                5/31/2004    14,704                 5/31/2004     8,123         5/31/2004    11,640
    6/30/2004    19,114                6/30/2004    15,037                 6/30/2004     8,281         6/30/2004    12,130
    7/31/2004    18,693                7/31/2004    14,204                 7/31/2004     8,007         7/31/2004    11,313
    8/31/2004    18,260                8/31/2004    14,058                 8/31/2004     8,039         8/31/2004    11,255
    9/30/2004    18,657                9/30/2004    14,481                 9/30/2004     8,126         9/30/2004    11,784
   10/31/2004    18,717               10/31/2004    14,580                10/31/2004     8,250        10/31/2004    12,016
   11/30/2004    19,151               11/30/2004    15,474                11/30/2004     8,584        11/30/2004    13,058
   12/31/2004    19,379               12/31/2004    15,992                12/31/2004     8,876        12/31/2004    13,444
    1/31/2005    19,190                1/31/2005    15,591                 1/31/2005     8,660         1/31/2005    12,883
    2/28/2005    19,619                2/28/2005    16,118                 2/28/2005     8,842         2/28/2005    13,102
    3/31/2005    19,707                3/31/2005    15,882                 3/31/2005     8,685         3/31/2005    12,727
    4/30/2005    19,619                4/30/2005    15,408                 4/30/2005     8,521         4/30/2005    11,998
    5/31/2005    19,808                5/31/2005    16,054                 5/31/2005     8,792         5/31/2005    12,783
    6/30/2005    20,060                6/30/2005    16,382                 6/30/2005     8,804         6/30/2005    13,276
    7/31/2005    20,098                7/31/2005    17,032                 7/31/2005     9,132         7/31/2005    14,117
    8/31/2005    20,439                8/31/2005    17,002                 8/31/2005     9,060         8/31/2005    13,855
    9/30/2005    20,742                9/30/2005    17,287                 9/30/2005     9,122         9/30/2005    13,899
   10/31/2005    20,388               10/31/2005    16,751                10/31/2005     8,970        10/31/2005    13,467
   11/30/2005    20,338               11/30/2005    17,221                11/30/2005     9,309        11/30/2005    14,121
   12/31/2005    20,486               12/31/2005    17,310                12/31/2005     9,312        12/31/2005    14,057

Past performance is not predictive of future performance.

   --------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(c)
                       For Periods Ended December 31, 2005
                                                                           Since
                                  1 Year   3 Years    5 Years    Inception(d)
                                  ------   -------    -------    ------------
   Hussman Strategic Growth Fund   5.71%   10.41%      11.97%       14.10%
   S&P 500 Index                   4.91%   14.39%       0.54%       (1.30%)
   Russell 2000 Index              4.55%   22.13%       8.22%        6.46%
   --------------------------------------------------------------------------

(a) The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively.

(b) "Equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's portfolio of stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged investment holdings do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(c) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Annualized. Initial public offering of shares was July 24, 2000.

                            [GRAPHIC OMITTED] HUSSMAN
                                               FUNDS

                           STRATEGIC TOTAL RETURN FUND

    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Total Return Fund versus the Lehman Brothers U.S. Aggregate Index(a)


                               [GRAPHIC OMITTED]

                                               Lehman Brothers
  Hussman Strategic Total Return Fund        U.S. Aggregate Index
  ------------------------------------   ---------------------------
       9/12/2002       $ 10,000           9/12/2002       $ 10,000
       9/30/2002          9,960           9/30/2002         10,097
      10/31/2002          9,830          10/31/2002         10,051
      11/30/2002          9,790          11/30/2002         10,048
      12/31/2002         10,230          12/31/2002         10,256
       1/31/2003         10,240           1/31/2003         10,264
       2/28/2003         10,270           2/28/2003         10,406
       3/31/2003         10,177           3/31/2003         10,398
       4/30/2003         10,177           4/30/2003         10,484
       5/31/2003         10,610           5/31/2003         10,679
       6/30/2003         10,681           6/30/2003         10,658
       7/31/2003         10,407           7/31/2003         10,300
       8/31/2003         10,670           8/31/2003         10,368
       9/30/2003         10,977           9/30/2000         10,643
      10/31/2003         10,987          10/31/2003         10,544
      11/30/2003         11,069          11/30/2003         10,569
      12/31/2003         11,233          12/31/2003         10,677
       1/31/2004         11,297           1/31/2004         10,762
       2/29/2004         11,466           2/29/2004         10,878
       3/31/2004         11,689           3/31/2004         10,960
       4/30/2004         11,052           4/30/2004         10,675
       5/31/2004         11,275           5/31/2004         10,632
       6/30/2004         11,267           6/30/2004         10,692
       7/31/2004         11,309           7/31/2004         10,798
       8/31/2004         11,577           8/31/2004         11,004
       9/30/2004         11,714           9/30/2004         11,034
      10/31/2004         11,843          10/31/2004         11,127
      11/30/2004         11,942          11/30/2004         11,038
      12/31/2004         11,963          12/31/2004         11,139
       1/31/2005         11,768           1/31/2005         11,209
       2/28/2005         11,931           2/28/2005         11,143
       3/31/2005         11,817           3/31/2005         11,086
       4/30/2005         11,665           4/30/2005         11,236
       5/31/2005         11,752           5/31/2005         11,358
       6/30/2005         11,987           6/30/2005         11,420
       7/31/2005         11,834           7/31/2005         11,316
       8/31/2005         12,031           8/31/2005         11,461
       9/30/2005         12,415           9/30/2005         11,343
      10/31/2005         12,239          10/31/2005         11,253
      11/30/2005         12,432          11/30/2005         11,303
      12/31/2005         12,681          12/31/2005         11,411

Past performance is not predictive of future performance.

   --------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(b)
                      For Periods Ended December 31, 2005
                                                                   Since
                                          1 Year   3 Years      Inception(c)
                                          ------   -------      ------------
   Hussman Strategic Total Return Fund    6.00%     7.42%          7.46%
   Lehman Brothers U.S. Aggregate Index   2.44%     3.62%          4.08%

   --------------------------------------------------------------------------

(a) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund adviser has agreed until at least December 31, 2006 to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these provisions. Absent such waivers and expense reimbursements, Fund performance would be lower.

(c)  Annualized. Initial public offering of shares was September 12, 2002.

The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders                                         February 15, 2006
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

     The Hussman Funds continued to perform as intended during 2005 despite relatively uninspiring conditions in the U.S. stock and bond markets, with both the Strategic Growth Fund and the Strategic Total Return Fund achieving modest continued appreciation with contained volatility. In 2005, while being broadly hedged against the impact of market fluctuations, the Strategic Growth Fund achieved a total return of 5.71%, compared with a total return of 4.91% in the S&P 500 Index.1 Meanwhile, the Strategic Total Return Fund achieved a total return of 6.00%, compared with a total return of 2.44% in the Lehman Brothers U.S. Aggregate Bond Index.2

     The Strategic Growth Fund has achieved an average annual total return of 14.10% from its inception on July 24, 2000 through December 31, 2005, more than doubling in value, including reinvested distributions, compared with an average annual total return of -1.30% for the S&P 500 Index over the same period. Meanwhile, the deepest pullback in the value of the Fund since inception has been 6.98%, compared with a 47.41% drawdown for the S&P 500 Index.

     The Strategic Total Return Fund has achieved an average annual total return of 7.46% from its inception on September 12, 2002 through December 31, 2005, compared with a 4.08% average annual total return in the Lehman Brothers U.S. Aggregate Bond Index. Since inception, the deepest peak-to-trough drawdown for the Strategic Total Return Fund has been 6.90%, compared with a drawdown of 4.66% experienced by the Lehman Brothers Aggregate Bond Index during that period.

1 Performance information for the S&P 500 Index is provided for comparison purposes. This index is perhaps the most widely recognized index of common stock prices. It is a widely used benchmark for growth-oriented investors and is believed to be an appropriate benchmark to use in evaluating the long-term performance of the Strategic Growth Fund. The S&P 500 Index is primarily comprised of large capitalization companies.

     Companies whose common stocks are included in the S&P 500 Index are typically the largest companies in their respective industries. The S&P 500 Index is a capitalization-weighted index, with each stock affecting the index in proportion to its market value. The performance information for the S&P 500 takes into account actual dividends and capital gains distributions before taxes, and assumes such dividends were reinvested. The Strategic Growth Fund does not restrict its investments to securities included in the S&P 500 Index. The returns of the S&P 500 Index and the Fund will differ, particularly over the short term.

2 Performance information for the Lehman Brothers U.S. Aggregate Bond Index is provided for comparison purposes. This index is an unmanaged index consisting of more than 5,000 taxable U.S. government, investment-grade corporate and mortgage backed securities and is considered representative of the U.S. investment-grade, fixed-income bond market. The maturities of securities included in the Lehman Brothers U.S. Aggregate Bond Index are over one year. The Strategic Total Return Fund does not restrict its investments to securities included in the index. The returns of the Lehman Brothers U.S. Aggregate Bond Index and the Fund will differ, particularly over the short term.

--------------------------------------------------------------------------------


The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

     Performance charts for both Funds are presented at the beginning of this Report. Current information regarding market conditions and the investment stance of the Funds is available at www.hussmanfunds.com.

INVESTMENT STRATEGY
     In recent years, both the stock and bond markets have featured unusually low yields, and with them, unusually low prospects for long-term returns. In this environment, neither the Strategic Growth Fund nor the Strategic Total Return Fund has accepted a great deal of exposure to market fluctuations, achieving returns primarily through individual security selection and sector allocation, rather through than general market exposure (known as "beta" in the stock market and "duration" in the bond market).

     It is important for shareholders to understand that this is neither a typical nor desirable situation. Historically, both stocks and bonds have delivered very satisfactory returns as compensation for their risk. Favorably valued markets provide long-term investors with the opportunity to benefit both from security selection and from broad exposure to market fluctuations. So appropriate valuations typically deliver higher total returns for long-term investors. In contrast, rich valuations (and the poor long-term return prospects they imply) force us to invest with figuratively one hand tied behind our backs.

     This is another way of saying that a defensive and substantially hedged investment position is not my preference, nor should it be considered a "standard" investment position in either Fund. During the past 5 years, however, stock valuations have generally been well within the highest ranges of historical experience. Even the 2002 trough in the S&P 500 occurred at above-average valuations (near 16 times prior peak earnings, compared with typical bear markets that have typically taken the index to less than 11 times prior peak earnings, and generally much lower). As a result, the fact that the Strategic Growth Fund has been generally hedged in recent years should not be interpreted as a permanent tendency or a "bearish bias." Rather, it should be viewed as respect for historical fact: high valuations produce unsatisfactory long-term returns and often very poor short-term return/risk tradeoffs as well.

     Although the Strategic Growth Fund outperformed the S&P 500 in 2005, it is generally not useful to evaluate Fund returns over such short performance periods, nor over periods restricted to rising-only or falling-only markets. For long-term investors, I believe that an appropriate goal is to achieve strong returns measured over the complete market cycle (bull markets and bear markets combined), while defending capital in market conditions that have
--------------------------------------------------------------------------------

The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

typically been unfavorable for stocks. Accordingly, a reasonable way to measure investment performance is to examine periods that include some portion of both bull and bear markets. Evaluating performance between two separate market peaks, including an intervening bear market decline (such as the period from 2000 to the present), provides useful information that is often obscured by the use of exact calendar periods.

     It is notable that the past 3 years have represented a general advance in the stock market, recovering from the deep losses of the prior bear market. The Strategic Growth Fund has clearly participated in this recovery, but a hedged position generally will not outperform an unhedged position when the investment horizon is restricted to a trough-to-peak movement in the market. For the 3-year period ended December 31, 2005, the Strategic Growth Fund achieved an annual total return of 10.41%, compared with 14.39% for the S&P 500. The shortfall in Fund performance is the clear result of the Fund's hedging during this period. The Fund accepted a reasonable amount of impact from market fluctuations in 2003, when valuations were only moderately above historical norms. Since 2004, however, the Fund has been substantially or fully hedged, reflecting unusually elevated valuations by most measures and less favorable behavior among market internals and interest rates.

     From the standpoint of the Fund's investment objectives, a more informative view of the past 3 years emerges if we compare returns as measured between the 2002 peak for the S&P 500, which occurred on March 19, 2002, and the 2005 peak, which occurred on December 8, 2005. During that span, the Strategic Growth Fund achieved an average annual total return of 10.27%, compared with an average annual total return of 3.73% for the S&P 500. Clearly, the inclusion of even a portion of the prior bear market decline substantially alters the comparison between the Fund and the S&P 500. This underscores the importance of examining Fund returns from one important market peak to another, rather than using only specific calendar dates.

     The largest industry holdings in the Strategic Growth Fund continue to be health care and consumer related stocks. Meanwhile, the Fund continues to have a relatively low exposure to financial stocks.

     Though the widely diversified portfolio of the Strategic Growth Fund makes it impossible to attribute performance to any short list of securities, individual stocks contributing to the Fund's performance during the latest
semiannual  period  included  SanDisk,  Garmin,   McDonald's,   Newmont  Mining,
Burlington  Northern,  Cerner,  NVIDIA,  Grupo  Televisa,  AON  Corp.,  Petroleo

--------------------------------------------------------------------------------


The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

Brasileiro, and Computer Sciences, each which achieved in excess of $5 million in gains for the Fund through December 31, 2005. Losses above that amount were experienced in Scholastic Corp.

     The Strategic Total Return Fund's exposure to bond market fluctuations remained close to 2 years in the most recent semiannual period, meaning that a 100 basis point change in interest rates would be expected to impact the Fund by about 2% on the basis of bond price fluctuations. The majority of the Fund's Treasury bond exposure has been in inflation protected securities. Meanwhile, the Fund generally held close to 20% of its assets in precious metals shares during 2005. In early 2006, in response to a very strong advance in precious metals shares, richer valuations, and at least temporarily firm economic conditions, the Fund's exposure to precious metals shares was reduced to approximately 5% of assets.

     Individual securities contributing to the Total Return Fund's performance during the most recent semiannual period included Placer Dome, Newmont Mining, Barrick Gold, and Anglogold Ashanti, each which achieved in excess of $500,000 in gains for the Fund. Losses in excess of this amount were experienced in one inflation-protected Treasury position, the TIPS 2.0% issue maturing 1/15/14.

PORTFOLIO COMPOSITION
     As of December 31, 2005, the Strategic Growth Fund had net assets of $2,305,453,656, and held 198 stocks in a wide variety of industries. The largest industry holdings were in health care (21.7%), consumer discretionary (16.3%), consumer staples (16.3%), and information technology (12.8%). The smallest industry weight relative to the S&P 500 remained in financials (1.7%).

     As of December 31, 2005, the Strategic Total Return Fund had net assets of $127,475,445. Treasury inflation protected securities accounted for 34.5% of the Fund's portfolio, with Treasury bills, short-term U.S. government agency securities, and money market securities representing an additional 44.5% of assets. Precious metals shares accounted for 17.9% of assets, and utility stocks for 2.9%.

MARKET CONDITIONS
     For what is now more than seven and a half years, the S&P 500 has underperformed even the depressed yields on short-term Treasury bills. This is the central problem with rich valuations - not that stocks decline persistently, but rather that investors can hold stocks faithfully for years, experiencing wide market fluctuations, and end up with very little reward.

--------------------------------------------------------------------------------

The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

     The S&P 500 currently trades at 19 times net trailing earnings. Historically, earnings have grown at only 6% annually when measured from peak to peak across economic cycles - a fact that has remained even in recent decades. Unfortunately, when S&P 500 earnings have achieved a fresh record, as they have recently done, the price/earnings ratio for the index has historically averaged just above 12. Yet we need not assume that valuations will approach anything near that level in order to conclude that stock market returns will probably be unsatisfactory in the coming years.

     Suppose, for example, that over the next 5 years, S&P 500 earnings continue along the peak of their 6% historical growth channel (where they currently reside), and that the S&P 500 price/earnings multiple simply touches a level of 16 - still well above its historical average - 5 years from now. Given the current dividend yield of 1.86%, it is simple algebra to calculate that the total return on the S&P 500 over the next 5 years would be approximately:

     (1.06)(16/19)1/5 + .0186(19/16+1)/2 - 1.0 = 4.45% annually

     [Note - the first term in the above equation is a capital gains factor, the second term approximates the average dividend yield, and subtracting 1.0 produces a net return.]

     Suffice it to say that the difficulty with rich valuations is not necessarily that they imply weak short-term returns for buy-and-hold investors in the S&P 500, but rather, that rich valuations imply unsatisfactory long-term returns, regardless of short-term direction. As a rule, defensive investment positions taken in richly valued markets have generally increased, not decreased, the long-term returns achieved by investors, while also reducing risk exposure.

     The earnings assumptions in the foregoing analysis may actually be somewhat optimistic. Current earnings figures reflect among the highest profit margins in decades. In a competitive economy, profit margins have a very strong tendency to revert to normal over time. The driving force behind these wide profit margins is the very low share of corporate revenues going to labor compensation. Indeed, growth in labor compensation over the past 5 years has been the lowest on record since 1947.

     There is emerging evidence that the compression of wages, and with it, the expansion of profit margins, is beginning to reverse course. In recent economic reports, real wage growth has begun to outstrip productivity growth. This is important, because productivity measures the amount of goods and services produced per worker, and real wages measure the amount of goods

--------------------------------------------------------------------------------


The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

and services that workers can purchase with their compensation. The difference, after other expenses, is real-profit-per-worker that is retained by businesses. So as real wage growth outstrips productivity growth, profit margins naturally come under pressure.

     Corporate earnings have grown very quickly from their recessionary trough in 2002, but this recovery has simply taken earnings back to the 6% growth trend that connects historical earnings peaks over time. Record earnings in the S&P 500 are typically followed by substantially below-average earnings growth over the following 5-year period. For all of these reasons, it would not be surprising if analyst earnings projections turn out to be overly optimistic in the coming years.

ECONOMIC PERSPECTIVES
     Looking ahead, the challenges faced by the economy and the financial markets will not be mainly dependent on new, unforeseen developments, but rather, will probably be the inevitable result of conditions that are already established. Rich stock valuations, wide profit margins and depressed levels of labor compensation, for example, produce unsatisfactory long-term returns and disappointing earnings growth as their natural consequences. The timing of these consequences is not highly predictable. But for long-term investors, knowledge that these consequences are likely will be helpful in making sound decisions for the coming years.

     Likewise, the paucity of domestic savings, both at the consumer level and at the government level, also has natural consequences. In 2005, the U.S. trade deficit reached a fresh record - the U.S. now requires foreign savings inflows of over $2 billion a day in order to finance current levels of gross domestic investment. Foreign investors and central banks now own more than half of the float in the U.S. Treasury debt market. Investment booms in the U.S. have always relied on the ability to import increasing amounts of capital from foreign savers (in fact, the most durable economic expansions have started with the U.S. current account position in surplus). With the U.S. current account at the deepest deficit in history, it will be difficult to mount much sustained growth in U.S. gross domestic investment in the coming years. Most likely, whatever growth we observe in capital spending will be financed by reductions in other forms of domestic investment such as housing.

     2006 also begins with what I view as excessive attention to the Federal Reserve, which owes its success in containing inflation not to the effectiveness of monetary policy, but rather to the fiscal conservatism of both the Bush
--------------------------------------------------------------------------------

The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

(senior) and Clinton administrations, as well as the more recent appetite of China and Japan for U.S. dollar liabilities (as a way of supporting the value of the U.S. dollar and keeping their own currencies cheap). Inflation is not specifically a monetary phenomenon, but a fiscal one. It is the result of growth in unproductive government spending that produces an excess of government liabilities beyond the desire of the public to hold them.

     Presently, the Fed is faced with at least three problems. First, gone is the fiscal conservatism that provided Alan Greenspan with policy flexibility and was at the core of the disinflation that was credited to his efforts. Second, with the trade and current account at fresh record deficits, the protectionist call will inevitably increase for China and Japan to revalue their currencies (and by extension, reduce their accumulation of U.S. Treasuries, which is the method they use to prop up the U.S. dollar relative to their own currencies). So essentially, the incoming chairman, Ben Bernanke, will inherit a rapidly growing stock of government liabilities, while the chief source of demand for those liabilities will be in retreat.

     The third problem Bernanke faces is that his favored policy target - inflation - cannot be reliably set by the Federal Reserve. While former Fed chairmen like Paul Volcker and Alan Greenspan focused on different policy instruments, they both targeted instruments that they could, in fact, control. Volcker chose the growth rate of the money supply, while Greenspan chose the Federal Funds rate. Inflation, by contrast, is largely determined by fiscal policy, can only be observed with a lag, is not under direct control of the Fed, and can often respond counter-intuitively in response to Fed actions (for example, interest rate hikes typically cause inflation to accelerate in the short-term). The attempt to manage outcomes rather than actions may lead to greater inflation and interest rate uncertainty rather than less.

     In the end, the path of inflation over the coming few years will probably be determined by a factor that the Federal Reserve has little power to control: monetary "velocity." Inflation essentially measures how fast government liabilities are increasing beyond the desire of the public to hold them. The easiest way to avoid inflation, and in fact, to produce deflation, is for the economy to suffer credit defaults and bankruptcies. The reason is that these risks provoke a strong demand by the public for safe government liabilities (to figuratively stuff under the mattress). This is known as a decline in "velocity." Essentially, a surge in the demand for government liabilities (a plunge in monetary velocity) is the essential ingredient of deflation.



--------------------------------------------------------------------------------


The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

     The U.S. is not currently experiencing any sort of default crisis, so inflationary pressures continue to be dominant here. As long as credit spreads (the difference in yields between risky corporate securities and default-free Treasuries) remain well behaved, it appears likely that these inflationary pressures will continue, particularly given the demands on China and Japan to reduce their accumulation of U.S. Treasury securities. If at some point we observe credit spreads widening substantially, however, we can expect to see an increased rate of credit defaults, and with them, weaker economic conditions and declining inflation pressures. At that point, we would also expect to observe the Federal Reserve reducing interest rates in response, but it will be important to remember that this will simply be a cart following the horse. It would be best to keep an eye on the horse by monitoring credit spreads directly.

     For now, both the Strategic Growth Fund and the Strategic Total Return Fund remain defensively positioned. As usual, even without accepting a great deal of exposure to general market fluctuations, there are always investment opportunities available through individual security selection and sector allocation - opportunities which have substantially contributed to the performance of both Funds since their inception. A defensive market posture is certainly not my preferred investment stance, but clearly favorable investment conditions in the stock and bond markets occur regularly enough for long-term investors, and there is no need to over-reach when valuations and market action are far less compelling.

     I appreciate your investment in the Funds.

Best wishes,

JOHN P. HUSSMAN, PH.D.








--------------------------------------------------------------------------------

The Hussman Funds
--------------------------------------------------------------------------------

Letter to Shareholders (CONTINUED)
--------------------------------------------------------------------------------

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE FOUND AT THE HUSSMAN FUNDS' WEBSITE WWW.HUSSMANFUNDS.COM.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds' prospectuses contain this and other important information. To obtain a copy of the Hussman Funds' prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

The securities held by the Funds that are discussed in this letter were held during 2005. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds' adviser with respect to those securities may change at any time. Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website www.hussmanfunds.com.











--------------------------------------------------------------------------------
9

Hussman Strategic Growth Fund
Portfolio Information
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


SECTOR ALLOCATION (% OF NET ASSETS)


                                Healthcare  -  21.7%
                                Consumer  Discretionary  - 16.3%
                                Consumer  Staples  -  16.3%
                                Information Technology - 12.8%
     [GRAPHIC OMITTED]          Energy - 9.7%
                                Materials - 6.3%
                                Industrials - 5.8%
                                Other - 4.7%
                                Telecommunications Services - 4.7%
                                Financials - 1.7%



Hussman Strategic Total Return Fund
Portfolio Information
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------



                                U.S. Treasury Inflation-Protection Notes - 34.5%
                                Other U.S. Treasury Obligations - 31.0%
                                Precious Metal Stocks - 17.9%
     [GRAPHIC OMITTED]          U.S. Government Agency Obligations - 8.5%
                                Other - 5.0%
                                Utility Stocks - 2.9%
                                Foreign Government Obligations - 0.2%

--------------------------------------------------------------------------------

Hussman Investment Trust
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                            HUSSMAN            HUSSMAN
                                                                           STRATEGIC       STRATEGIC TOTAL
                                                                          GROWTH FUND        RETURN FUND
                                                                        ---------------    ---------------
ASSETS
  Investments in securities:
    At acquisition cost .............................................   $ 2,098,369,969    $   117,978,891
                                                                        ===============    ===============
    At value (Note 1)................................................   $ 2,228,435,605    $   122,847,369
  Investments in money market funds..................................       138,886,506          2,940,325
  Cash...............................................................           500,000                 --
  Dividends and interest receivable..................................         2,120,385            718,668
  Receivable for capital shares sold.................................         5,199,980            127,732
  Receivable for investment securities sold..........................        35,950,169          1,058,278
  Other assets.......................................................           118,305             28,663
                                                                        ---------------    ---------------
    Total Assets ....................................................     2,411,210,950        127,721,035
                                                                        ---------------    ---------------
LIABILITIES
  Dividends payable .................................................         1,057,816            115,117
  Written call options, at value (Notes 1 and 4)
    (premiums received $114,745,750) ................................        84,070,000                 --
  Payable for investment securities purchased .......................        16,535,835                 --
  Payable for capital shares redeemed ...............................         1,764,015             54,903
  Accrued investment advisory fees (Note 3) .........................         1,919,677             31,544
  Payable to administrator (Note 3) .................................           172,500             17,950
  Other accrued expenses and liabilities ............................           237,451             26,076
                                                                        ---------------    ---------------
    Total Liabilities ...............................................       105,757,294            245,590
                                                                        ---------------    ---------------
NET ASSETS                                                              $ 2,305,453,656    $   127,475,445
                                                                        ===============    ===============

Net assets consist of:
  Paid-in capital ...................................................   $ 2,218,969,954    $   121,940,530
  Undistributed net investment income ...............................            64,699             39,657
  Accumulated net realized gains (losses) from security
    transactions and option contracts ...............................       (74,322,383)           626,902
  Net unrealized appreciation/depreciation on investments and options       160,741,386          5,044,224
  Net unrealized appreciation/depreciation on translation of assets
    and liabilities in foreign currencies ...........................                --           (175,868)
                                                                        ---------------    ---------------
NET ASSETS ..........................................................   $ 2,305,453,656    $   127,475,445
                                                                        ===============    ===============

Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) ...............................       147,020,230         11,472,287
                                                                        ===============    ===============

Net asset value, offering price and redemption
  price per share(a) (Note 1) .......................................   $         15.68    $         11.11
                                                                        ===============    ===============


(a)  Redemption  price  varies  based on length  of time  shares  are held.

See accompanying notes to financial statements.


------------------------------------------------------------------------------------------------------------
11


Hussman Investment Trust
Statements of Operations
------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)
------------------------------------------------------------------------------------------------------------

                                                                            HUSSMAN            HUSSMAN
                                                                           STRATEGIC       STRATEGIC TOTAL
                                                                          GROWTH FUND        RETURN FUND
                                                                        ---------------    ---------------
INVESTMENT INCOME
  Dividends .........................................................   $    16,789,265    $       263,577
  Foreign withholding taxes on dividends ............................          (216,195)           (12,360)
  Interest ..........................................................                --          2,152,611
                                                                        ---------------    ---------------
    Total Income ....................................................        16,573,070          2,403,828
                                                                        ---------------    ---------------

EXPENSES
  Investment advisory fees (Note 3) .................................        10,505,263            348,013
  Administration fees (Note 3) ......................................           617,770             63,291
  Transfer agent, account maintenance and
    shareholder services fees (Note 3) ..............................           460,389             32,181
  Registration and filing fees ......................................           128,100             20,633
  Custodian and bank service fees ...................................           107,122             15,255
  Fund accounting fees (Note 3) .....................................            80,694             21,401
  Professional fees .................................................            55,372             42,882
  Postage and supplies ..............................................            76,847             16,746
  Printing of shareholder reports ...................................            48,700              8,636
  Insurance expense .................................................            33,499              2,629
  Compliance service fees ...........................................            25,501              4,383
  Trustees' fees and expenses .......................................            14,397             14,397
  Other expenses ....................................................            26,419              6,978
                                                                        ---------------    ---------------
    Total Expenses ..................................................        12,180,073            597,425
  Less fees waived by the Adviser (Note 3) ..........................                --            (27,949)
                                                                        ---------------    ---------------
    Net Expenses ....................................................        12,180,073            569,476
                                                                        ---------------    ---------------
NET INVESTMENT INCOME ...............................................         4,392,997          1,834,352
                                                                        ---------------    ---------------

REALIZED AND UNREALIZED  GAINS  (LOSSES) ON  INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES (Note 4)
  Net realized gains (losses) from:
    Security transactions ...........................................        84,271,243          2,071,048
    Option contracts ................................................      (154,516,775)                --
    Foreign currency transactions ...................................                --                (92)
  Net change in unrealized appreciation/depreciation on:
    Investments .....................................................        29,831,681          3,403,760
    Option contracts ................................................        75,747,220                 --
    Foreign currency translation ....................................                --           (231,776)
                                                                        ---------------    ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES ...........................        35,333,369          5,242,940
                                                                        ---------------    ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................   $    39,726,366    $     7,077,292
                                                                        ===============    ===============

See accompanying notes to financial statements.


------------------------------------------------------------------------------------------------------------
                                                                                                          12

Hussman Strategic Growth Fund
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

                                                                          SIX MONTHS
                                                                             ENDED               YEAR
                                                                          DECEMBER 31,           ENDED
                                                                             2005              JUNE 30,
                                                                          (UNAUDITED)            2005
                                                                        ---------------    ---------------

FROM OPERATIONS
  Net investment income .............................................   $     4,392,997    $     6,534,070
  Net realized gains (losses) from:
    Security transactions ...........................................        84,271,243        128,081,602
    Option contracts ................................................      (154,516,775)       (71,915,118)
  Net change in unrealized appreciation/depreciation on:
    Investments .....................................................        29,831,681         10,505,250
    Option contracts ................................................        75,747,220          5,114,698
                                                                        ---------------    ---------------
Net increase in net assets resulting from operations ................        39,726,366         78,320,502
                                                                        ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ........................................        (7,903,689)        (2,958,679)
  From net realized gains ...........................................       (69,606,458)       (65,407,312)
                                                                        ---------------    ---------------
Net decrease in net assets from distributions to shareholders .......       (77,510,147)       (68,365,991)
                                                                        ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ..........................................       632,275,274        945,870,427
 Net asset value of shares issued in reinvestment of
   distributions to shareholders ....................................        69,245,756         62,556,168
 Proceeds from redemption fees collected (Note 1) ...................           388,621            897,771
 Payments for shares redeemed .......................................      (194,185,887)      (500,468,505)
                                                                        ---------------    ---------------

Net increase in net assets from capital share transactions ..........       507,723,764        508,855,861
                                                                        ---------------    ---------------

TOTAL INCREASE IN NET ASSETS ........................................       469,939,983        518,810,372

NET ASSETS
  Beginning of period ...............................................     1,835,513,673      1,316,703,301
                                                                        ---------------    ---------------
  End of period .....................................................   $ 2,305,453,656    $ 1,835,513,673
                                                                        ===============    ===============

UNDISTRIBUTED NET INVESTMENT INCOME .................................   $        64,699    $     3,575,391
                                                                        ===============    ===============

CAPITAL SHARE ACTIVITY
  Sold ..............................................................        39,335,963         60,870,730
  Reinvested ........................................................         4,421,266          4,142,422
  Redeemed ..........................................................       (12,175,474)       (32,455,996)
                                                                        ---------------    ---------------
  Net increase in shares outstanding ................................        31,581,755         32,557,156
  Shares outstanding at beginning of period .........................       115,438,475         82,881,319
                                                                        ---------------    ---------------
  Shares outstanding at end of period ...............................       147,020,230        115,438,475
                                                                        ===============    ===============

See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------
13

Hussman Strategic Total Return Fund
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

                                                                          SIX MONTHS
                                                                             ENDED               YEAR
                                                                          DECEMBER 31,           ENDED
                                                                             2005              JUNE 30,
                                                                          (UNAUDITED)            2005
                                                                        ---------------    ---------------

FROM OPERATIONS
  Net investment income .............................................   $     1,834,352    $     2,683,744
  Net realized gains (losses) from:
    Security transactions ...........................................         2,071,048          2,558,400
    Foreign currency transactions ...................................               (92)                (2)
  Net change in unrealized appreciation/depreciation on:
    Investments .....................................................         3,403,760          1,740,565
    Foreign currency translation ....................................          (231,776)           (10,725)
                                                                        ---------------    ---------------
Net increase in net assets resulting from operations ................         7,077,292          6,971,982
                                                                        ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ........................................        (1,796,944)        (2,689,295)
  From net realized gains ...........................................        (3,268,054)          (236,796)
                                                                        ---------------    ---------------
Net decrease in net assets from distributions to shareholders .......        (5,064,998)        (2,926,091)
                                                                        ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .........................................        14,300,771         52,663,764
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ...................................         4,596,534          2,605,781
  Proceeds from redemption fees collected (Note 1) ..................            17,452             62,447
  Payments for shares redeemed ......................................       (21,607,130)       (36,530,467)
                                                                        ---------------    ---------------
Net increase (decrease) in net assets from capital share transactions        (2,692,373)        18,801,525
                                                                        ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .............................          (680,079)        22,847,416

NET ASSETS
  Beginning of period ...............................................       128,155,524        105,308,108
                                                                        ---------------    ---------------
  End of period .....................................................   $   127,475,445    $   128,155,524
                                                                        ===============    ===============

UNDISTRIBUTED NET INVESTMENT INCOME .................................   $        39,657    $         2,341
                                                                        ===============    ===============

CAPITAL SHARE ACTIVITY
  Sold ..............................................................         1,294,175          4,832,068
  Reinvested ........................................................           416,468            237,556
  Redeemed ..........................................................        (1,950,603)        (3,354,971)
                                                                        ---------------    ---------------
  Net increase (decrease) in shares outstanding .....................          (239,960)         1,714,653
  Shares outstanding at beginning of period .........................        11,712,247          9,997,594
                                                                        ---------------    ---------------
  Shares outstanding at end of period ...............................        11,472,287         11,712,247
                                                                        ===============    ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Financial Highlights
------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------


                                       SIX MONTHS
                                          ENDED           YEAR          YEAR            YEAR            YEAR          PERIOD
                                       DECEMBER 31,      ENDED          ENDED           ENDED           ENDED         ENDED
                                          2005          JUNE 30,      JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
                                       (UNAUDITED)        2005          2004            2003            2002          2001(a)
                                       -----------     -----------   -----------    -----------     -----------     -----------

Net asset value at beginning
  of period .........................  $     15.90     $     15.89   $     13.80    $     13.34     $     12.20     $     10.00
                                       -----------     -----------   -----------    -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income/(loss) ......         0.03            0.06         (0.04)         (0.02)          (0.04)          (0.04)
  Net realized and unrealized
    gains on investments
    and options .....................         0.30            0.68          2.13           1.36            2.52            2.23
                                       -----------     -----------   -----------    -----------     -----------     -----------
Total from investment operations ....         0.33            0.74          2.09           1.34            2.48            2.19
                                       -----------     -----------   -----------    -----------     -----------     -----------

Less distributions:
  Dividends from net
    investment income ...............        (0.05)          (0.03)           --             --              --              --
  Distributions from net
    realized gains ..................        (0.50)          (0.71)        (0.01)         (0.93)          (1.35)             --
                                       -----------     -----------   -----------    -----------     -----------     -----------
Total distributions .................        (0.55)          (0.74)        (0.01)         (0.93)          (1.35)             --
                                       -----------     -----------   -----------    -----------     -----------     -----------

Proceeds from redemption fees
  collected (Note 1) ................         0.00(b)         0.01          0.01           0.05            0.01            0.01
                                       -----------     -----------   -----------    -----------     -----------     -----------

Net asset value at end of period ....  $     15.68     $     15.90   $     15.89    $     13.80     $     13.34     $     12.20
                                       ===========     ===========   ===========    ===========     ===========     ===========
Total return(c) .....................         2.12%(d)        4.95%        15.22%         11.25%          22.24%          22.00%(d)
                                       ===========     ===========   ===========    ===========     ===========     ===========
Net assets at end of
  period (000's) ....................  $ 2,305,454     $ 1,835,514   $ 1,317,703    $   511,928     $   173,342     $    20,228
                                       ===========     ===========   ===========    ===========     ===========     ===========


Ratio of net expenses to
  average net assets (e) ............         1.16%(f)        1.24%         1.34%          1.45%           1.99%           1.99%(f)

Ratio of net investment income/(loss)
  to average net assets .............         0.42%(f)        0.44%        (0.39%)        (0.15%)         (0.81%)         (0.53%)(f)

Portfolio turnover rate .............           58%(f)          81%           66%           123%            199%             55%(f)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(f) for the periods ended June 30, 2002 and 2001, respectively.

(f)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15

Hussman Strategic Total Return Fund
Financial Highlights
------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------


                                                SIX MONTHS
                                                  ENDED           YEAR          YEAR          PERIOD
                                               DECEMBER 31,       ENDED         ENDED          ENDED
                                                  2005           JUNE 30,      JUNE 30,       JUNE 30,
                                               (UNAUDITED)        2005          2004          2003(a)
                                               -----------     -----------   -----------    -----------

Net asset value at beginning of period ....... $     10.94     $     10.53   $     10.54    $     10.00
                                               -----------     -----------   -----------    -----------

Income from investment operations:
  Net investment income ......................        0.16            0.24          0.21           0.14
  Net realized and unrealized gains on
    investments and foreign currencies .......        0.47            0.42          0.35           0.52
                                               -----------     -----------   -----------    -----------
Total from investment operations .............        0.63            0.66          0.56           0.66
                                               -----------     -----------   -----------    -----------

Less distributions:
  Dividends from net investment income .......       (0.16)          (0.24)        (0.21)         (0.14)
  Distributions from net realized gains.......       (0.30)          (0.02)        (0.37)            --
                                               -----------     -----------   -----------    -----------
Total distributions ..........................       (0.46)          (0.26)        (0.58)         (0.14)
                                               -----------     -----------   -----------    -----------

Proceeds from redemption fees
  collected (Note 1) .........................        0.00(b)         0.01          0.01           0.02
                                               -----------     -----------   -----------    -----------

Net asset value at end of period ............. $     11.11     $     10.94   $     10.53    $     10.54
                                               ===========     ===========   ===========    ===========

Total return(c) ..............................        5.78%(d)        6.40%         5.49%          6.81%(d)
                                               ===========     ===========   ===========    ===========

Net assets at end of period (000's) .......... $   127,475     $   128,156   $   105,308    $    18,983
                                               ===========     ===========   ===========    ===========

Ratio of net expenses to
  average net assets(e) ......................        0.90%(f)        0.90%         0.90%          0.90%(f)

Ratio of net investment income to
  average net assets .........................        2.90%(f)        2.25%         2.34%          1.99%(f)

Portfolio turnover rate ......................          28%(f)          64%          174%           151%(f)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.94%(f) for the six months ended December 31, 2005 and 1.01%, 1.17% and 2.32%(f) for the periods ended June 30, 2005, 2004 and 2003, respectively.

(f)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Portfolio of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 95.28%                                   VALUE
================================================================================
             AUTO COMPONENTS -- 0.10%
     31,500  Magna International, Inc. .........................  $  2,267,685
                                                                  ------------

             AUTOMOBILES -- 0.25%
    200,000  Honda Motor Co., Ltd. - ADR .......................     5,794,000
                                                                  ------------

             BEVERAGES -- 4.66%
    500,000  Anheuser-Busch Cos., Inc. .........................    21,480,000
    176,800  Cadbury Schweppes plc - ADR .......................     6,769,672
  1,000,000  Coca-Cola Company (The) ...........................    40,310,000
     30,200  Fomento Economico Mexicano SA - ADR ...............     2,189,802
    250,000  Pepsi Bottling Group, Inc. (The) ..................     7,152,500
    500,000  PepsiCo, Inc. .....................................    29,540,000
                                                                  ------------
                                                                   107,441,974
                                                                  ------------
             BIOTECHNOLOGY -- 2.46%
    200,000  Andrx Corp. (a) ...................................     3,294,000
  1,000,000  Applera Corp. - Applied Biosystems Group ..........    26,560,000
     86,100  Flamel Technologies SA - ADR (a) ..................     1,625,568
    150,000  Gilead Sciences, Inc. (a) .........................     7,894,500
    250,000  Invitrogen Corp. (a) ..............................    16,660,000
    250,000  Nanogen, Inc. (a) .................................       655,000
                                                                  ------------
                                                                    56,689,068
                                                                  ------------
             BUILDING PRODUCTS -- 1.39%
  1,058,000  Masco Corp. .......................................    31,941,020
                                                                  ------------

             CHEMICALS -- 2.36%
     37,800  Air Products and Chemicals, Inc. ..................     2,237,382
    233,900  Albany Molecular Research, Inc. (a) ...............     2,841,885
    100,000  BASF AG - ADR .....................................     7,648,000
    350,000  Headwaters, Inc. (a) ..............................    12,404,000
    292,800  International Flavors & Fragrances, Inc. ..........     9,808,800
    250,000  Lubrizol Corp. (The) ..............................    10,857,500
    148,300  PPG Industries, Inc. ..............................     8,586,570
                                                                  ------------
                                                                    54,384,137
                                                                  ------------
             COMMERCIAL BANKS -- 0.37 %
    200,000  Barclays plc - ADR ................................     8,416,000
                                                                  ------------

             COMMERCIAL SERVICES AND SUPPLIES -- 2.02%
    169,800  Avery Dennison Corp. ..............................     9,384,846
    150,000  ChoicePoint, Inc. (a) .............................     6,676,500
    150,000  John H. Harland Co. ...............................     5,640,000
     50,000  L-3 Communications Holdings, Inc. .................     3,717,500


--------------------------------------------------------------------------------
17

Hussman Strategic Growth Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 95.28% (CONTINUED)                       VALUE
================================================================================
             COMMERCIAL SERVICES AND SUPPLIES -- 2.02% (CONTINUED)
    189,800  Pitney Bowes, Inc. ................................  $  8,019,050
    250,000  Sensient Technologies Corp. .......................     4,475,000
    250,000  Waste Connections, Inc. (a) .......................     8,615,000
                                                                  ------------
                                                                    46,527,896
                                                                  ------------
             COMMUNICATIONS EQUIPMENT -- 0.19%
    400,000  Tellabs, Inc. (a) .................................     4,360,000
                                                                  ------------

             COMPUTERS AND PERIPHERALS -- 0.67%
    155,000  Ambient Corp. (a) .................................        15,655
    250,000  Lexmark International, Inc. (a) ...................    11,207,500
     68,800  SanDisk Corp. (a) .................................     4,322,016
                                                                  ------------
                                                                    15,545,171
                                                                  ------------
             CONSTRUCTION MATERIALS -- 0.68%
    100,000  Nanophase Technologies Corp. (a) ..................       565,000
    169,700  POSCO - ADR .......................................     8,401,847
    380,000  RPM International, Inc. ...........................     6,600,600
                                                                  ------------
                                                                    15,567,447
                                                                  ------------
             CONTAINERS AND PACKAGING -- 0.45%
    350,000  Sonoco Products Co. ...............................    10,290,000
                                                                  ------------

             DIVERSIFIED TELECOMMUNCATION SERVICES -- 4.13%
    350,000  ALLTEL Corp. ......................................    22,085,000
    250,000  BCE, Inc. .........................................     5,987,500
     49,700  BT Group plc - ADR ................................     1,907,486
    600,000  CenturyTel, Inc. ..................................    19,896,000
  1,000,000  Nokia Oyj - ADR ...................................    18,300,000
    900,000  Verizon Communications, Inc. ......................    27,108,000
                                                                  ------------
                                                                    95,283,986
                                                                  ------------
             ELECTRICAL EQUIPMENT -- 1.40%
    112,600  American Power Conversion Corp. ...................     2,477,200
    600,000  Energizer Holdings, Inc. (a) ......................    29,874,000
                                                                  ------------
                                                                    32,351,200
                                                                  ------------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.14%
     49,900  FEI Co. (a) .......................................       956,583
     97,600  Flextronics International Ltd. (a) ................     1,018,944
    238,400  Garmin Ltd. .......................................    15,817,840
     24,500  Gerber Scientific, Inc. (a) .......................       234,465
    300,000  MEMC Electronic Materials, Inc. (a) ...............     6,651,000
    721,200  Nano-Proprietary, Inc. (a) ........................     1,550,580
                                                                  ------------
                                                                    26,229,412
                                                                  ------------


--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 95.28% (CONTINUED)                       VALUE
================================================================================
             ENERGY EQUIPMENT AND SERVICES -- 1.49%
    350,000  American Superconductor Corp. (a) .................  $  2,754,500
    150,000  Cooper Cameron Corp. (a) ..........................     6,210,000
     50,000  Distributed Energy Systems Corp. (a) ..............       378,000
     70,800  Kinder Morgan Energy Partners, L.P. ...............     3,385,656
    115,600  National Fuel Gas Co. .............................     3,605,564
    348,800  Valero Energy Corp. ...............................    17,998,080
                                                                  ------------
                                                                    34,331,800
                                                                  ------------
             FOOD AND DRUG RETAIL -- 0.74%
     40,000  Albertson's, Inc. .................................       854,000
    300,000  CVS Corp. .........................................     7,926,000
    350,000  Safeway, Inc. .....................................     8,281,000
                                                                  ------------
                                                                    17,061,000
                                                                  ------------
             FOOD PRODUCTS -- 5.60%
  1,000,000  Archer-Daniels-Midland Co. ........................    24,660,000
    900,000  Campbell Soup Co. .................................    26,793,000
    200,000  Del Monte Foods Co. ...............................     2,086,000
    300,000  H.J. Heinz Co. ....................................    10,116,000
    400,000  Kellogg Co. .......................................    17,288,000
    500,000  Kraft Foods, Inc. .................................    14,070,000
     19,000  Lancaster Colony Corp. ............................       703,950
    350,000  Sara Lee Corp. ....................................     6,615,000
     50,000  Smithfield Foods, Inc. (a) ........................     1,530,000
    200,000  Tyson Foods, Inc. .................................     3,420,000
    329,900  William Wrigley Jr. Co. ...........................    21,935,051
                                                                  ------------
                                                                   129,217,001
                                                                  ------------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.35%
    250,000  Accelrys, Inc. (a) ................................     2,007,500
    463,200  Biosite, Inc. (a) .................................    26,073,528
      3,900  CONMED Corp. (a) ..................................        92,274
    100,700  Cooper Cos., Inc. (The) ...........................     5,165,910
     46,100  Gen-Probe, Inc. (a) ...............................     2,249,219
    600,000  Medtronic, Inc. ...................................    34,542,000
    200,000  Steris Corp. ......................................     5,004,000
     87,000  Zoll Medical Corp. (a) ............................     2,191,530
                                                                  ------------
                                                                    77,325,961
                                                                  ------------
             HEALTH CARE PROVIDERS AND SERVICES -- 3.96%
     20,200  BioScrip, Inc. (a) ................................       152,308
    200,000  Cardinal Health, Inc. .............................    13,750,000
     46,500  Cerner Corp. (a) ..................................     4,227,315
    300,000  DaVita, Inc. (a) ..................................    15,192,000
    500,000  HCA, Inc. .........................................    25,250,000
    350,000  Healthsouth Corp. (a) .............................     1,697,500



--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 95.28% (CONTINUED)                       VALUE
================================================================================
             HEALTH CARE PROVIDERS AND SERVICES -- 3.96% (CONTINUED)
    200,000  Health Management Associates, Inc. ................  $  4,392,000
    150,000  McKesson Corp. ....................................     7,738,500
    400,000  Renal Care Group, Inc. (a) ........................    18,924,000
                                                                  ------------
                                                                    91,323,623
                                                                  ------------
             HOTELS, RESTAURANTS AND LEISURE -- 2.38%
    127,500  California Pizza Kitchen, Inc. (a) ................     4,076,175
    207,400  CBRL Group, Inc. ..................................     7,290,110
  1,100,000  McDonald's Corp. ..................................    37,092,000
    100,000  Outback Steakhouse, Inc. ..........................     4,161,000
     36,200  Papa John's International, Inc. (a) ...............     2,147,022
                                                                  ------------
                                                                    54,766,307
                                                                  ------------
             HOUSEHOLD DURABLES -- 1.78%
    250,000  Black & Decker Corp. ..............................    21,740,000
    318,200  Sherwin-Williams Co. ..............................    14,452,644
    130,000  Standard Pacific Corp. ............................     4,784,000
                                                                  ------------
                                                                    40,976,644
                                                                  ------------
             HOUSEHOLD PRODUCTS -- 5.26%
  1,250,000  BJ's Wholesale Club, Inc. (a) .....................    36,950,000
     49,900  Blyth, Inc. .......................................     1,045,405
    500,000  Clorox Co. (The) ..................................    28,445,000
    600,000  Colgate-Palmolive Co. .............................    32,910,000
    172,000  Kimberly-Clark Corp. ..............................    10,259,800
    200,000  Procter & Gamble Co. ..............................    11,576,000
                                                                  ------------
                                                                   121,186,205
                                                                  ------------
             INDUSTRIAL CONGLOMERATES -- 0.31%
    250,000  Tyco International Ltd. ...........................     7,215,000
                                                                  ------------

             INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 2.66%
    600,000  Computer Sciences Corp. (a) .......................    30,384,000
    100,000  Convergys Corp. (a) ...............................     1,585,000
    650,000  Fiserv, Inc. (a) ..................................    28,125,500
     72,300  Macrovision Corp. (a) .............................     1,209,579
                                                                  ------------
                                                                    61,304,079
                                                                  ------------
             INSURANCE -- 1.28%
    334,300  Aon Corp. .........................................    12,018,085
     92,600  Chubb Corp. (The) .................................     9,042,390
    150,000  MetLife, Inc. .....................................     7,350,000
     28,000  Protective Life Corp. .............................     1,225,560
                                                                  ------------
                                                                    29,636,035
                                                                  ------------

--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 95.28% (CONTINUED)                       VALUE
================================================================================
             INTERNET SOFTWARE AND SERVICES -- 0.94%
    297,500  Check Point Software Technologies Ltd. (a) ........  $  5,979,750
    500,000  Cisco Systems, Inc. (a) ...........................     8,560,000
    268,000  Network Appliances, Inc. (a) ......................     7,236,000
                                                                  ------------
                                                                    21,775,750
                                                                  ------------
             LEISURE EQUIPMENT AND PRODUCTS -- 2.74%
    400,000  Borders Group, Inc. ...............................     8,668,000
     92,500  Brunswick Corp. ...................................     3,761,050
    750,000  Eastman Kodak Co. .................................    17,550,000
     49,400  Fuji Photo Film Co., Ltd. - ADR ...................     1,640,574
    300,000  Grupo Televisa SA - ADR ...........................    24,150,000
    250,000  Nautilus Group, Inc. (The) ........................     4,665,000
    525,000  TiVo, Inc. (a) ....................................     2,688,000
                                                                  ------------
                                                                    63,122,624
                                                                  ------------
             MACHINERY -- 0.54%
    100,000  AGCO Corp. (a) ....................................     1,657,000
    400,000  Pall Corp. ........................................    10,744,000
                                                                  ------------
                                                                    12,401,000
                                                                  ------------
             MEDIA -- 3.22%
    100,000  Comcast Corp. - Special Class A (a) ...............     2,569,000
    400,000  Gannett Co., Inc. .................................    24,228,000
    199,700  Harte-Hanks, Inc. .................................     5,270,083
    150,000  McGraw-Hill Co., Inc. (The) .......................     7,744,500
    300,000  New York Times Co. (The) - Class A ................     7,935,000
    506,300  Scholastic Corp. (a) ..............................    14,434,613
    400,000  Tribune Co. .......................................    12,104,000
                                                                  ------------
                                                                    74,285,196
                                                                  ------------
             METALS & MINING -- 2.81%
    882,200  Barrick Gold Corp. ................................    24,586,914
    200,000  Mittal Steel Co. - Class A ........................     5,266,000
    400,000  Newmont Mining Corp. ..............................    21,360,000
    400,000  Placer Dome, Inc. .................................     9,172,000
    230,000  Worthington Industries, Inc. ......................     4,418,300
                                                                  ------------
                                                                    64,803,214
                                                                  ------------
             MULTILINE RETAIL -- 1.31%
    206,100  American Eagle Outfitters, Inc. ...................     4,736,178
    250,000  Dollar Tree Stores, Inc. (a) ......................     5,985,000
    400,000  Kohl's Corp. (a) ..................................    19,440,000
                                                                  ------------
                                                                    30,161,178
                                                                  ------------
             OFFICE ELECTRONICS -- 0.10%
     40,300  Canon, Inc. - ADR .................................     2,370,849
                                                                  ------------


--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 95.28% (CONTINUED)                       VALUE
================================================================================
             OIL AND GAS -- 8.22%
    125,000  Anadarko Petroleum Corp. ..........................  $ 11,843,750
    300,000  BP Amoco plc - ADR ................................    19,266,000
     75,000  Burlington Resources, Inc. ........................     6,465,000
    250,000  Chevron Corp. .....................................    14,192,500
    600,000  ConocoPhillips ....................................    34,908,000
    800,000  Exxon Mobil Corp. .................................    44,936,000
    300,000  Marathon Oil Corp. ................................    18,291,000
    200,000  Newfield Exploration Co. (a) ......................    10,014,000
    200,000  Petroleo Brasileiro SA - ADR ......................    14,254,000
    250,000  Royal Dutch Petroleum Co. .........................    15,372,500
                                                                  ------------
                                                                   189,542,750
                                                                  ------------
             PHARMACEUTICALS -- 11.93%
    200,000  Abbott Laboratories ...............................     7,886,000
    565,800  Altair Nanotechnologies, Inc. (a) .................     1,148,574
    547,700  Biovail Corp. .....................................    12,996,921
    150,000  Bristol-Myers Squibb Co. ..........................     3,447,000
    300,000  GlaxoSmithKline plc - ADR .........................    15,144,000
    850,000  Johnson & Johnson .................................    51,085,000
    500,000  King Pharmaceuticals, Inc. (a) ....................     8,460,000
    100,000  Medicis Pharmaceutical Corp. ......................     3,205,000
    200,000  Mylan Laboratories, Inc. ..........................     3,992,000
    500,000  Novartis AG - ADR .................................    26,240,000
    400,000  Omnicare, Inc. ....................................    22,888,000
  2,200,000  Pfizer, Inc. ......................................    51,304,000
    250,000  Pharmaceutical Product Development, Inc. ..........    15,487,500
    125,000  Pharmacopeia Drug Discovery, Inc. (a) .............       445,000
    579,000  Sanofi-Aventis - ADR ..............................    25,418,100
    250,000  Shire Pharmaceuticals Group plc - ADR .............     9,697,500
    350,000  Wyeth .............................................    16,124,500
                                                                  ------------
                                                                   274,969,095
                                                                  ------------
             REAL ESTATE -- 0.09%
    200,000  HRPT Properties Trust .............................     2,070,000
                                                                  ------------

             ROAD AND RAIL -- 0.11%
    125,000  Swift Transportation Co. (a) ......................     2,537,500
                                                                  ------------

             SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 5.77%
    146,900  Cabot Microelectronics Corp. (a) ..................     4,308,577
  1,250,000  Emulex Corp. (a) ..................................    24,737,500
  1,350,000  Intel Corp. .......................................    33,696,000
     50,000  Kyocera Corp. - ADR ...............................     3,658,500
    200,000  Microchip Technology, Inc. ........................     6,430,000
     50,000  Nanometrics, Inc. (a) .............................       550,495


--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 95.28% (CONTINUED)                       VALUE
================================================================================
             SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 5.77%
             (CONTINUED)
    800,000  NVIDIA Corp. (a) .................................  $  29,248,000
    332,300  QLogic Corp. (a) .................................     10,803,073
    195,900  Silicon Laboratories, Inc. (a) ...................      7,181,694
  1,000,000  Taiwan Semiconductor Manufacturing Co. Ltd. - ADR .     9,910,000
    150,000  Veeco Instruments, Inc. (a) ......................      2,599,500
                                                                 -------------
                                                                   133,123,339
                                                                 -------------
             SOFTWARE -- 1.31%
    143,100  BEA Systems, Inc. (a) ............................      1,345,140
    310,700  Borland Software Corp. (a) .......................      2,028,871
    300,000  Citrix Systems, Inc. (a) .........................      8,634,000
    159,000  Intuit, Inc. (a) .................................      8,474,700
    800,000  Oracle Corp. (a) .................................      9,768,000
                                                                 -------------
                                                                    30,250,711
                                                                 -------------
             SPECIALTY RETAIL -- 3.62%
    250,000  Abercrombie & Fitch Co. - Class A ................     16,295,000
    148,700  AutoNation, Inc. (a) .............................      3,231,251
    400,000  Barnes & Noble, Inc. .............................     17,068,000
    239,290  GameStop Corp. (a) ...............................      6,915,481
    290,000  Gap, Inc. (The) ..................................      5,115,600
    700,000  Home Depot, Inc. (The) ...........................     28,336,000
    200,000  Timberland Co. (The) (a) .........................      6,510,000
                                                                 -------------
                                                                    83,471,332
                                                                 -------------
             TEXTILES & APPAREL -- 0.95%
    100,000  Jones Apparel Group, Inc. ........................      3,072,000
    100,000  NIKE, Inc. - Class B .............................      8,679,000
    300,000  Pacific Sunwear of California, Inc. (a) ..........      7,476,000
     50,000  V.F. Corp. .......................................      2,767,000
                                                                 -------------
                                                                    21,994,000
                                                                 -------------
             WIRELESS TELECOMMUNICATIONS SERVICES -- 0.54%
    366,400  Amdocs Ltd. (a) ..................................     10,076,000
     95,400  China Mobile (Hong Kong) Ltd. - ADR ..............      2,293,416
                                                                 -------------
                                                                    12,369,416
                                                                 -------------

             TOTAL COMMON STOCKS (Cost $2,067,585,689)......... $2,196,680,605
                                                                 -------------




--------------------------------------------------------------------------------
23

Hussman Strategic Growth Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


 CONTRACTS   PUT OPTION CONTRACTS -- 1.38%                             VALUE
================================================================================
      6,500  Russell 2000 Index Option, 03/18/06 at $650 ......  $   8,905,000
     10,500  S&P 500 Index Option, 03/18/06 at $1,225 .........     16,800,000
      2,500  S&P 500 Index Option, 03/18/06 at $1,250 .........      6,050,000
                                                                 -------------

             TOTAL PUT OPTION CONTRACTS (Cost $30,784,280).....  $  31,755,000
                                                                 -------------

             TOTAL INVESTMENTS AT VALUE -- 96.66%
               (Cost $2,098,369,969)........................... $2,228,435,605
                                                                 -------------


  SHARES     MONEY MARKET FUNDS -- 6.02%                              VALUE
================================================================================
138,886,506  First American Treasury Obligation Fund - Class A
              (Cost $138,886,506)..............................  $ 138,886,506
                                                                 -------------

             TOTAL INVESTMENTS AND MONEY MARKET FUNDS AT VALUE -- 102.68%
             (Cost $2,237,256,475)............................. $2,367,322,111

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.68%)...   (61,868,455)
                                                                 -------------

             NET ASSETS -- 100.00%..............................$2,305,453,656
                                                                 =============
(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.






--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
Schedule of Open Written Option Contracts
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


                                                       VALUE OF     PREMIUMS
 CONTRACTS   WRITTEN CALL OPTION CONTRACTS              OPTIONS     RECEIVED
================================================================================
      6,500  Russell 2000 Index Option,
               03/18/06 at $650.................  $ 26,390,000    $ 36,065,250
     10,500  S&P 500 Index Option,
               03/18/06 at $1,225...............    49,980,000      68,234,250
     2,500   S&P 500 Index Option,
               03/18/06 at $1,250...............     7,700,000      10,446,250
                                                  ------------    ------------
                                                  $ 84,070,000    $114,745,750
                                                  ============    ============


See accompanying notes to financial statements.










--------------------------------------------------------------------------------

Hussman Strategic Total Return Fund
Portfolio of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


  SHARES     COMMON STOCKS -- 22.15%                                  VALUE
================================================================================
             ELECTRICAL EQUIPMENT -- 0.71%
     35,000  Endesa SA - ADR ..................................  $     910,350
                                                                 -------------

             ELECTRIC UTILITIES -- 1.86%
     25,000  Korea Electric Power Corp. - ADR .................        487,250
     25,000  MDU Resources Group, Inc. ........................        818,500
     40,000  OGE Energy Corp. .................................      1,071,600
                                                                 -------------
                                                                     2,377,350
                                                                 -------------
             GAS UTILITIES -- 1.06%
     45,000  WGL Holdings, Inc. ...............................      1,352,700
                                                                  -------------

             METALS AND MINING -- 17.90%
     50,000  AngloGold Ashanti Ltd. - ADR .....................      2,466,500
    175,000  Barrick Gold Corp. ...............................      4,877,250
     35,000  Goldcorp, Inc. ...................................        779,800
     75,000  Harmony Gold Mining Co. ..........................        978,750
     80,000  Newmont Mining Corp. .............................      4,272,000
    300,000  Placer Dome, Inc. ................................      6,879,000
     79,100  Randgold Resources Ltd. - ADR (a) ................      1,275,883
     75,000  Stillwater Mining Co. (a) ........................        867,750
     35,000  USEC, Inc. .......................................        418,250
                                                                 -------------
                                                                    22,815,183
                                                                 -------------
             OIL AND GAS -- 0.62%
     20,000  SCANA Corp. ......................................        787,600
                                                                 -------------

             TOTAL COMMON STOCKS (Cost $22,044,112)............  $  28,243,183
                                                                 -------------





--------------------------------------------------------------------------------

Hussman Strategic Total Return Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


   PAR VALUE      U.S. TREASURY OBLIGATIONS -- 65.56%                  VALUE
================================================================================
                  U.S. TREASURY BILLS -- 15.55%
     $10,000,000  discount, due 02/02/2006 ....................  $   9,967,960
       5,000,000  discount, due 03/30/2006 ....................      4,953,110
       5,000,000  discount, due 06/22/2006 ....................      4,902,190
                                                                 -------------
                                                                    19,823,260
                                                                 -------------
                  U.S. TREASURY NOTES -- 15.48%
      10,000,000  1.50%, due 03/31/2006 .......................      9,940,240
      10,000,000  4.125%, due 05/15/2015 ......................      9,783,990
                                                                 -------------
                                                                    19,724,230
                                                                 -------------
                  U.S. TREASURY INFLATION-PROTECTION NOTES -- 34.53%
      10,095,930  3.375%, due 01/15/2012 ......................     10,859,041
      11,078,300  3.00%, due 07/15/2012 .......................     11,717,042
      21,560,000  2.00%, due 01/15/2014 .......................     21,444,632
                                                                 -------------
                                                                    44,020,715
                                                                 -------------

                  TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $84,648,170)...........................  $  83,568,205
                                                                 -------------


   PAR VALUE      U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.49%         VALUE
================================================================================
                  FEDERAL FARM CREDIT BANK -- 0.30%
     $   400,000  2.625%, due 09/24/2007 ......................  $     386,303
                                                                 -------------

                  FEDERAL HOME LOAN BANK -- 1.75%
       1,000,000  2.54%, due 01/26/2006 .......................        998,671
         750,000  2.22%, due 09/12/2006 .......................        737,569
         500,000  5.70%, due 04/16/2018 .......................        493,763
                                                                 -------------
                                                                     2,230,003
                                                                 -------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.44%
       3,000,000  2.81%, due 09/28/2006 .......................      2,958,192
JPY  600,000,000  2.125%, due 10/09/2007 ......................      5,249,367
                                                                 -------------
                                                                     8,207,559
                                                                 -------------

                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost $11,078,082)...........................  $  10,823,865
                                                                 -------------





--------------------------------------------------------------------------------

Hussman Strategic Total Return Fund
Portfolio of Investments (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


    PAR VALUE     FOREIGN GOVERNMENT OBLIGATIONS -- 0.17%             VALUE
================================================================================
                  CANADIAN GOVERNMENT NOTES -- 0.17%
JPY   25,000,000  0.70%, due 03/20/2006 (Cost $208,527)........  $     212,116
                                                                 -------------

                  TOTAL INVESTMENTS AT VALUE -- 96.37%
                  (Cost $117,978,891)..........................  $ 122,847,369
                                                                 -------------


     SHARES       MONEY MARKET FUNDS -- 2.31%                         VALUE
================================================================================
       2,940,325  First American Treasury Obligation Fund -
                  Class A (Cost $2,940,325)....................  $   2,940,325
                                                                 -------------

                  TOTAL INVESTMENTS AND MONEY
                  MARKET FUNDS AT VALUE -- 98.68%
                  (Cost $120,919,216)..........................  $ 125,787,694

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.32%     1,687,751
                                                                 -------------

                  NET ASSETS -- 100.00% ........................ $ 127,475,445
                                                                 =============

(a)  Non-income producing security.

ADR - American Depositary Receipt

JPY - Japanese Yen

See accompanying notes to financial statements.







--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (each, a "Fund", and collectively, the "Funds") are each a series of Hussman
Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 per share on June 20, 2000. The Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

     Hussman  Strategic  Growth  Fund's  investment   objective  is  to  provide
long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION -- The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise at the mean of the closing bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.


--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of December 31, 2005, all options held by Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

     Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally shall be valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

     FUTURES CONTRACTS AND OPTION TRANSACTIONS -- Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities that it intends to purchase. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.

--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

     FOREIGN CURRENCY TRANSLATION -- Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

     Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.



--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARE VALUATION AND REDEMPTION FEES -- The net asset value of each Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. During the periods ended December 31, 2005 and June 30, 2005, proceeds from redemption fees totaled $388,621 and $897,771, respectively, for Hussman
Strategic Growth Fund and $17,452 and $62,447, respectively, for Hussman Strategic Total Return Fund.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

     The tax character of distributions paid during the periods ended December 31, 2005 and June 30, 2005 were as follows:

                                                                Long-Term
                                      Periods     Ordinary       Capital        Total
                                       Ended       Income         Gains     Distributions
------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund         12/31/05   $77,329,170   $   180,977   $77,510,147
                                       6/30/05   $50,274,607   $18,091,384   $68,365,991
------------------------------------------------------------------------------------------
Hussman Strategic Total Return Fund   12/31/05   $ 3,070,831   $ 1,273,887   $ 5,064,998
                                       6/30/05   $ 2,689,841   $   236,250   $ 2,926,091
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

     COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is computed on a tax basis for each item as of December 31, 2005:

                                                               HUSSMAN              HUSSMAN
                                                              STRATEGIC         STRATEGIC TOTAL
                                                             GROWTH FUND         RETURN FUND
                                                           ---------------     ---------------
Tax cost of portfolio investments .....................    $ 1,984,434,389     $   120,919,216
                                                           ===============     ===============
Gross unrealized appreciation .........................    $   253,047,183     $     6,435,462
Gross unrealized depreciation .........................        (93,115,967)         (1,566,984)
                                                           ---------------     ---------------
Net unrealized appreciation ...........................    $   159,931,216     $     4,868,478
Net unrealized foreign exchange losses ................                 --                (120)
Undistributed ordinary income .........................             64,699              39,657
Post-October losses ...................................         (5,889,234)                 --
Other gains (losses) ..................................        (67,622,979)            626,900
                                                           ---------------     ---------------
Total distributable earnings ..........................    $    86,483,702     $     5,534,915
                                                           ===============     ===============

--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


     The difference between the federal income tax cost of portfolio investments and the financial statement cost for Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

     Hussman Strategic Growth Fund had realized capital losses of $5,889,234 during the period November 1, 2004 through June 30, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ended June 30, 2006. These "post-October losses" may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS
     During the six months ended December 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $898,008,842 and $585,601,608, respectively, for Hussman Strategic Growth Fund and $0 and $9,781,031, respectively, for Hussman Strategic Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES
     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.10% of the first $500 million of its average daily net assets; 1.00% of the next $500 million of such assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion. Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.55% on the first $500 million of its daily net assets; and 0.50% on such assets in excess of $500 million.



--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     Pursuant to an Expense Limitation Agreement with respect to Hussman Total Return Fund, the Adviser has contractually agreed to waive a portion of its advisory fees or to absorb operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. This expense limitation agreement remains in effect until at least December 31, 2006. Accordingly, during the six months ended December 31, 2005, the Adviser waived advisory fees of $27,949. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of December 31, 2005, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser is $374,798. The Adviser may recapture these amounts no later than the dates as stated below:

                                      June 30,   June 30,    June 30,   June 30,
                                        2006       2007        2008       2009
--------------------------------------------------------------------------------
Hussman Strategic Total Return Fund  $  73,420  $ 138,732   $ 134,697  $  27,949

ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, Ultimus receives a monthly fee from each of the Funds at an annual rate of 0.10% on its respective average daily net assets up to $250 million; 0.075% on the next $250 million of such assets; 0.05% on the next $1.5 billion of such assets; and 0.04% on such net assets in excess of $2 billion, subject to a minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each of the Funds a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its respective average daily net assets up to $500

--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


million and 0.005% of such net assets in excess of $500 million. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. For the six months ended December 31, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $234,168 and $17,147, respectively, to Ultimus under the agreement. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

     For shareholder accounts held through financial intermediaries, the Fund may, in some cases, reimburse these intermediaries for the cost of providing account maintenance services, at an annual rate of not more than $17 per account. During the six months ended December 31, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $226,221 and $15,034, respectively, to financial intermediaries.

COMPLIANCE CONSULTING AGREEMENT
     Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee at the annual rate of .005% of the average value of the Trust's aggregate daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. For the six months ended December 31, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $25,501 and $4,383, respectively, to Ultimus for compliance consulting services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by Ultimus in connection with these services.

--------------------------------------------------------------------------------

Hussman Investment Trust
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

4. OPTION CONTRACTS WRITTEN
     Transactions in option contracts written by Hussman Strategic Growth Fund during the six months ended December 31, 2005, were as follows:

                                                             OPTION            OPTION
                                                            CONTRACTS         PREMIUMS
                                                         --------------   ---------------
Options outstanding at beginning of period ............          16,000   $    60,703,375
Options written .......................................          52,000       234,927,020
Options cancelled in a closing purchase transaction ...         (48,500)     (180,884,645)
                                                         --------------   ---------------

Options outstanding at end of period ..................          19,500   $   114,745,750
                                                          ==============  ===============

     No contracts were written by the Hussman Strategic Total Return Fund during the six months ended December 31, 2005.

5. BANK LINE OF CREDIT
     Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate at the time of borrowing. During the six months ended December 31, 2005, the Funds had no outstanding borrowings under their respective lines of credit.

6. CONTINGENCIES AND COMMITMENTS
     The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds'maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

--------------------------------------------------------------------------------
37

Hussman Investment Trust
About Your Fund's Expenses (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs:
(1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The table below illustrates each Fund's costs in two ways:

     ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading "Expenses Paid During Period."

     HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the expenses associated with your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.


--------------------------------------------------------------------------------

Hussman Investment Trust
About Your Fund's Expenses (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


     Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     More information about each Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND

                                  Beginning         Ending
                                 Account Value   Account Value    Expenses Paid
                                 July 1, 2005    Dec. 31, 2005    During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $1,021.20          $5.91

Based on Hypothetical 5% Return
  (before expenses)               $1,000.00        $1,019.36          $5.90

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of (1.16%) for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period covered by this report).

HUSSMAN STRATEGIC TOTAL RETURN FUND

                                  Beginning         Ending
                                 Account Value   Account Value    Expenses Paid
                                 July 1, 2005    Dec. 31, 2005    During Period*
--------------------------------------------------------------------------------

Based on Actual Fund Return       $1,000.00        $1,057.80          $4.67

Based on Hypothetical 5% Return
  (before expenses)               $1,000.00        $1,020.67          $4.58

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of (0.90%) for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period covered by this report).







--------------------------------------------------------------------------------
39

Hussman Investment Trust
Other Information (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

     The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). Furthermore, you may obtain copies of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.











--------------------------------------------------------------------------------

                            [GRAPHIC OMITTED] HUSSMAN
                                               FUNDS

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

             This Semi-annual Report is authorized for distribution
                  only if accompanied or preceded by a current
                            Prospectus of the Funds.

ITEM 2.  CODE OF ETHICS.

Not required

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto




Exhibit 99.CERT        Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT     Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Hussman Investment Trust
             ---------------------------------------------------------



By (Signature and Title)*    /s/ John P. Hussman
                           -------------------------------------------

                           John P. Hussman, President

Date         February 24, 2006
      --------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*    /s/ John P. Hussman
                           -------------------------------------------

                           John P. Hussman, President

Date         February 24, 2006
      --------------------------------------




By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------

                            Mark J. Seger, Treasurer

Date         February 24, 2006
      --------------------------------------



* Print the name and title of each signing officer under his or her signature.